                                                                    EXHIBIT 10.1

                                                                [EXECUTION COPY]

     This Warrant and the securities to be issued upon exercise hereof have not been registered under the Securities Act of 1933 (the "Securities Act"), or the securities laws of any state. Neither this Warrant nor any interest herein may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except as expressly provided for herein. Neither the securities issuable upon exercise hereof nor any interest therein may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from the registration requirements of the Securities Act and any applicable state securities laws, such exemption to be evidenced by such documentation as the Company may reasonably request.

                                TELEMONDE, INC.
                                    WARRANT

                                         Dated: September 1, 1999
                                         No: 2

          THIS IS TO CERTIFY THAT, for value received, Communications Collateral Limited (the "Holder"), pursuant to Section 2.2 hereof, is entitled to purchase from Telemonde, Inc., a Nevada corporation (the "Company"), during the Exercise Period up to 4,526,231 shares (each a "Share" and collectively, the "Shares") of common stock, $.001 par value per share, of the Company (the "Common Stock"), which number represents seven percent of the Issued Share Capital of the Company immediately prior to the Subsequent Financing, at the Exercise Price per Share, subject to adjustment and upon the terms and conditions as hereinafter provided.

          Certain terms used in this Warrant are defined in Article IV.

          This Warrant is being issued in connection with the Letter Agreement.

                                   ARTICLE I
                              EXERCISE OF WARRANT

          1.1  Method of Exercise.  To exercise this Warrant in whole or in
               ------------------
part, the Holder shall deliver to the Company, at the offices of the Warrant Agent, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto as Exhibit A (the "Subscription Notice"), of
                                       ---------
such Holder's election to exercise this Warrant, which notice shall specify the number of Shares to be purchased (in lots of not less than 1,000 Shares), the denominations of the Share certificate or certificates desired and the name or names in which such certificates are to be registered and (c) payment of the

Exercise Price with respect to such Shares. Such payment shall be made in immediately available funds or by certified check.

          The Company shall as promptly as practicable and in any event within five Business Days after receipt of the Subscription Notice, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Shares to which the Holder is entitled. The Share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, in denominations of 1,000 Shares each, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such Shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, unless this Warrant shall have expired, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Share certificates and new Warrants, except that, if Share certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment. The Company shall not be required to pay any tax or taxes that may be payable with respect to any transfer of this Warrant.

          1.2  Shares to be Fully Paid and Nonassessable; Reservation and
               ----------------------------------------------------------
Listing.  All Shares issued upon the exercise of this Warrant shall be validly
-------
issued, fully paid and nonassessable and the Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. If the Shares are then listed on any national securities exchange (as such term is used in the Exchange Act) or quoted on Nasdaq, the Company shall cause the Shares issuable upon exercise of this Warrant to be duly listed or quoted thereon, as the case may be.

          1.3  No Fractional Shares to be Issued. The Company shall not be
               ---------------------------------
required to issue fractions of Shares upon exercise of this Warrant. If any fraction of a Share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such factional Share the Company shall pay to the Holder in cash, an amount equal to the same fraction of the Market Price per Share of outstanding Shares at the close of business on the Business Day immediately prior to the date of such exercise.

          1.4  Maintenance of Percentage of Shares to be Issued.  To the extent
               ------------------------------------------------
there is an increase or decrease in the Issued Share Capital prior to the Subsequent Financing, the Shares issuable under this Warrant will be increased or decreased accordingly such that the Shares will represent seven percent of the Issued Share Capital of the Company immediately prior to the Subsequent Financing.

          1.5  Share Legend.  Each certificate for Shares issued upon exercise
               ------------
of this Warrant, unless at the time of exercise such Shares are registered under the Securities Act, shall bear the following legend:

               This security has not been registered under the Securities Act of 1933 (the "Securities Act"), or the securities laws of any state and may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from the registration requirements of the Securities Act and any applicable state securities laws, such exemption to be evidenced by such documentation as the issuer may reasonably request.

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless the holder of such certificate shall have delivered to the Company an opinion of counsel, in writing and addressed to the Company (which counsel and opinion shall be reasonably acceptable to the Company), that the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act or any state securities laws.

          1.6  Cashless Exercise.  Notwithstanding any provisions herein to the
               -----------------
contrary, if the Market Price per Share is greater than the Exercise Price (as of the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Notice and notice of such election in which event the Company may issue to the Holder a number of shares of Common Stock equal to the result of calculating the following quotient:

               Y(A-B)
               ------
                 A

          Y    =    the number of shares of Common Stock purchasable under the
                    Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

          A    =    the Market Price per Share (at the date of such calculation)

          B    =    Exercise Price (as adjusted to the date of such calculation)

     The date of calculation pursuant to this Section 1.6 shall be the Business Day immediately preceding the date of the Subscription Notice.

     Notwithstanding any provisions herein to the contrary, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, A, above, will equal the per share offering price to the public of the Company's initial public offering. Further, notwithstanding the foregoing, the Company may decline to accept Holder's election for cashless exercise at the time of presentation of this Warrant and Subscription Notice.

                                   ARTICLE II
                       WARRANT AGENT; TRANSFER, EXCHANGE
                          AND REPLACEMENT OF WARRANTS

          2.1  Warrant Agent.  Until such time, if any, as an independent agent
               -------------
shall be appointed by the Company to perform services with respect to this Warrant described herein (the "Warrant Agent"), the Company shall perform the obligations of the Warrant Agent provided herein at its principal office address or such other address in the United States as the Company shall specify by prior written notice to the Holder.

          2.2  No Transfer.  Except as provided herein, the Holder of this
               -----------
Warrant, by its acceptance hereof, covenants and agrees that this Warrant and any interest herein may be sold, transferred, pledged or hypothecated only to Affiliates. Neither the Shares issuable upon exercise hereof nor any interest therein may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of, except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from the registration requirements of the Securities Act and any applicable state securities laws, such exemption to be evidenced by such documentation as the Company may reasonably request, including an opinion of counsel, in writing and addressed to the Company (which counsel and opinion shall be reasonably satisfactory to the Company), that such transfer is not in violation of the Securities Act and any applicable state laws. The Company shall treat the Holder as the holder and owner hereof for all purposes (and shall not be affected by any notice to the contrary).

          2.3  Division or Combination of Warrants.  This Warrant may be divided
               -----------------------------------
(in lots exercisable for not less than 1,000 Shares) or combined with other Warrants upon surrender hereof. The Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          2.4  Loss, Theft, Destruction of Warrant Certificates.  Upon receipt
               ------------------------------------------------
of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the Holder's expense, will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new warrant of like tenor and representing the right to purchase the same aggregate number of Shares.

                                  ARTICLE III
                             ADJUSTMENT PROVISIONS

          3.1  Adjustments Generally.  The Exercise Price and the number of
               ---------------------
Shares (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article III.

          3.2  Stock Dividends; Stock Splits; Reverse Stock Splits;
               ----------------------------------------------------
Reclassifications.  If the Company, at any time this Warrant is outstanding, (a)
-----------------
declares a dividend or other distribution on its Shares in shares of any class or series of capital stock, (b) subdivides its outstanding Shares, (c) combines its outstanding Shares into a smaller number of Shares or (d) issues any shares of its capital stock in a reclassification of the Shares, the number of Shares purchasable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that the Holder shall thereafter be entitled to receive for this Warrant the kind and number of Shares that the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been fully exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 3.2 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          3.3  Adjustments for the Issuances of Equity at less than the Exercise
               -----------------------------------------------------------------
Price then in Effect.
--------------------

          (a) If the Company, at any time this Warrant is outstanding, (i) fixes a record date for the distribution of any rights, options or warrants entitling the holders thereof to subscribe for or purchase Shares (or Convertible Securities), whether or not immediately exercisable, or (ii) issues additional Shares, and the price per share at which the Shares are issued or are issuable upon exercise (such price at which the Shares are issuable upon exercise to be determined by dividing (x) the total amount receivable by the Company in consideration of the issuance of such rights, options, warrants or Convertible Securities, if any, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of Shares covered by such rights, options, warrants or Convertible Securities) is lower than the Exercise Price per Share at the record date for such issuance, the number of Shares the Holder would be entitled to subscribe for or purchase upon exercise of this Warrant immediately prior to the record date shall be adjusted by multiplying the number of Shares theretofore purchasable upon exercise of this Warrant by a fraction, the numerator of which shall be the number of Shares outstanding immediately prior to the issuance of such rights, options, warrants, Convertible Securities or Shares plus the number of additional Shares offered for subscription or purchase or issuable upon conversion or exchange, and the denominator of which shall be the number of Shares outstanding immediately prior to the issuance of such rights, options warrants, Convertible Securities or Shares plus the number of Shares which the aggregate offering price of the total number of Shares or Convertible Shares so offered would purchase at such Exercise Price. Such adjustment shall be made whenever such rights, options, warrants, Convertible Securities or Shares are issued, and shall become effective on the distribution date, retroactive to the record date for the determination of shareholders entitled to receive such rights, options, warrants, Convertible Securities or Shares. Notwithstanding anything herein to the contrary, any Shares issued or issuable pursuant to this Section 3.3(a) shall be in addition to the seven percent of the Issued Share Capital to which the Purchaser is entitled under this Warrant.

          (b) If rights, options or warrants distributed pursuant to Section 3.3(a) (i) are deemed to be transferred with the Shares, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Shares, in each case until the occurrence of a specified event or events ("Trigger Event"), such rights, options or warrants shall be deemed not to have been distributed for purposes of this Article III (and no adjustments under this Article III will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) shall be made as provided in this Article III.

          3.4  Expiration of Rights; Options and Conversion Privileges.  Upon
               -------------------------------------------------------
the expiration of any rights, options or warrants, the issuance of which caused an adjustment pursuant to this Article III, if any thereof shall not have been exercised, the Exercise Price and the number of Shares purchasable upon the exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any fixture exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (a) the only Shares so issued were the Shares, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (b) such Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares purchasable upon exercise of this Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          3.5  Merger or Consolidation.
               -----------------------

          (a) Subject to the provisions of Section 3.5(b), in case of the consolidation of the Company with, or merger of the Company with or into, or sale of all or substantially all of the properties and assets of the Company to any person and in connection therewith consideration is payable to holders of Shares (or other securities or property purchasable upon exercise of this Warrant) in exchange therefor, this Warrant shall remain subject to the terms and conditions set forth herein and this Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares of capital stock or other securities or property (including cash) of the Company, or of such person resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, that would have been distributable or payable on account of the Shares (or other securities or properties purchasable upon exercise of Warrants) if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor), and in any such case the provisions of this Warrant with respect to the rights and interests thereafter of the Holder of this Warrant shall be appropriately adjusted by the Board of Directors of the Company in good faith so as to be applicable, as nearly as may be reasonably be, to any shares of stock or other securities or any property thereafter deliverable on the exercise of this Warrant.

          (b) Notwithstanding the foregoing, (i) if the Company merges or consolidates with or into, or sells all or substantially all of its property and assets to, another person and consideration is payable to holders of Shares in exchange for their Shares in connection with such merger, consolidation or sale which consists solely of cash or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Holder shall be entitled to receive distributions on the date of such event on an equal basis with holders of Shares (or other securities issuable upon exercise of this Warrant) as if this Warrant had been exercised immediately prior to such event, less the aggregate Exercise Price. Upon receipt of such payment, if any, the right of the Holder shall terminate and cease and this Warrant shall expire.

          3.6  Adjustment Rules.
               ----------------

          (a) Any adjustments pursuant to this Article III shall be made successively whenever an event referred to herein shall occur.

          (b) No adjustment shall be made pursuant to this Article III in respect of the issuance from time to time of Shares solely as a result of the exercise of this Warrant.

          (c) If the Company shall set a record date to determine the holders of Shares for purposes of an action specified in this Article III and shall abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article III in respect of such action.

          (d) If the aggregate number of Shares issuable upon the exercise of this Warrant shall be adjusted pursuant to this Article III, the Exercise Price per Share shall be appropriately adjusted.

          (e) If the occurrence of one event with respect to the Company could result in two or more adjustments pursuant to this Article III, then the Board of Directors of the Company shall, in its sole discretion, determine which such adjustment shall result from such event.

          3.7  Notice of Adjustment.  As promptly as practicable after any
               --------------------
action is taken (or sooner if the Company determines to take any action) which requires an adjustment or readjustment pursuant to this Article III, the Company shall give notice to the Holder of such event, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

          3.8  No Adjustment.  The Company hereby represents and warrants that
               -------------
there has been no event that would cause an adjustment to this Warrant pursuant to this Article III from May 14, 1999 until the date hereof.

                                   ARTICLE IV
                                  DEFINITIONS

          The following terms, as used in this Warrant, have the following respective meanings:

          "Affiliates" means the original investors of the Holder and their
           ----------
Affiliates, as such term is defined in the Exchange Act.

          "Business Day" means each day in which banking institutions in New
           ------------
York are not required or authorized by law or executive order to close.

          "Company" shall have the meaning set forth in the first paragraph of
           -------
this Warrant.

          "Convertible Securities" means any securities which are convertible
           ----------------------
into or exercisable or exchangeable for Shares (whether or not immediately exercisable, convertible or exchangeable).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "Exercise Period" means any Business Day until three years from the
           ---------------
date of the Subsequent Financing.

          "Exercise Price" shall mean the lesser of (i) $5.25 per Share or (ii)
           --------------
in the event the closing sales price of a share of Common Stock is below $5.25 for any 20 consecutive trading days between the date of the issuance of this Warrant and the date of an underwritten initial public offering, then the average of closing sales price per Share during such 20 day period.

          "Expiration Date" means the Business Day immediately following the
           ---------------
last Business Day of the Exercise Period.

          "Holder" shall have the meaning set forth in the first paragraph of
           ------
this Warrant.

          "Issued Share Capital" means (1) all shares of issued and outstanding
           --------------------
capital stock of the Company, (2) all shares of capital stock of the Company issuable upon the exercise of any right to subscribe for or convert any debt or other instrument into or to exercise any option or warrant for such shares of capital stock, and (3) the shares issuable upon the exercise of the this Warrant.

          "Letter Agreement" means the Letter Agreement, dated as of April 15,
           ----------------
1999, between Rhone Financial Indemnity Re Limited, as sole member of the predecessor of the Company, and the Holder.

          "Market Price per Share" means, with respect to the Shares, on any
           ----------------------
particular date (a) the closing bid price per share of the Common Stock on such date on either the Nasdaq National Market or the Nasdaq Small Cap Market or other national securities exchange on which the Common Stock has been listed or if there is no such price on such date, then the closing bid price on such national securities exchange or market on the date nearest preceding such date, or (b) if the Common Stock is not listed on the Nasdaq National Market, the Nasdaq Small Cap Market or any national securities exchange or market, the closing bid for a share of Common Stock in the over-the-counter market, as reported by the Nasdaq Small Cap Market at the close of business on such date, or (c) if the Common Stock is not quoted on the Nasdaq Small Cap Market, the closing bid price for a share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its sections of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period as determined by the Holder, or (e) if the Common Stock is no longer publicly traded, the fair market value of a share of Common Stock as determined by a nationally recognized independent appraiser (an "Appraiser") selected in good faith by the Holder;

provided, however, that the Company, after receipt of the determination by such
--------  -------
Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser. "Trading Day" means (a) a day on which the Common Stock is traded on the Nasdaq Small Cap Market or principal national securities exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the Nasdaq Small Cap Market or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the Nasdaq Small Cap Market, or (c) if the Common Stock is not quoted on the Nasdaq Small Cap

Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

          "Nasdaq" means The Nasdaq Stock Market.
           ------

          "Securities Act" means the Securities Act of 1933.
           --------------

          "Shares" shall have the meaning set form in the first paragraph of
           ------
this Warrant and shall refer, as the context requires, to all shares of Common Stock issued by the Company.

          "Subsequent Financing" means the date on which the Company issues
           --------------------
equity securities pursuant to an offering of at least $10,000,000.

          "Warrant Agent" shall have the meaning set forth in Section 2.1.
           -------------


                                   ARTICLE V
                                 MISCELLANEOUS

          5.1  Expiration.  This Warrant shall expire and be of no further force
               ----------
and effect on the Expiration Date.

          5.2  Notices.  All notices, consents, waivers, and other
               -------
communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or
(c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

               In the case of the Holder:

               Communications Collateral Limited
               P O Box 438
               The Tropic Isle Building
               Road Town
               Tortola
               British Virgin Islands
               Attn: Susan Demers
               Facsimile No.: (284) 494-2704
               copy to:  Peter Fitzpatrick, Esquire
                         Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                         New York, New York 10104-0053
                         Facsimile No.: (212) 541-1371

               In case of the Company:

               Telemonde, Inc.
               200 Madison Avenue
               New York, New York 10016
               Facsimile No.: (212) 683-6966

               copy to:  J. Porter Durham, Jr., Esquire
                         Baker, Donelson, Bearman & Caldwell
                         801 Pennsylvania Avenue
                         Suite 800
                         Washington, D.C. 20004
                         Facsimile No.: (202) 508-3402

          5.3  Waivers; Amendments.  No failure or delay of the Holder in
               -------------------
exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holder.

          5.4  GOVERNING LAW.  THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

          5.5  Survival of Agreements.  All covenants and agreements made by the
               ----------------------
parties herein shall be considered to have been relied upon by each party and shall survive the issuance and delivery of this Warrant, and shall continue in full force and effect so long as this Warrant is outstanding.

          5.6  Covenants to Bind Successor and Assigns. All covenants,
               ---------------------------------------
stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          5.7  Withholding.  The Company shall be entitled to withhold any
               -----------
amounts required to be withheld under applicable law from any amounts to be paid to the Holder hereunder.

          5.8  Severability.  In case any one or more of the provisions
               ------------
contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          5.9  Section Headings.  The section headings used herein are for
               ----------------
convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

          5.10 No Rights as Stockholder.  This Warrant shall not entitle the
               ------------------------
Holder to any rights as a stockholder of the Company and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Shares underlying this Warrant exercisable hereunder unless and until and only to the extent this Warrant shall be exercised.

          5.11 No Requirement to Exercise.  Nothing contained in this Warrant
               --------------------------
shall be construed as requiring the Holder to exercise this Warrant.

          5.12 Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          5.13 Facsimiles.  This Warrant may be executed by a facsimile
               ----------
signature, which shall have the same force and effect as a manually executed signature.

          5.14 Registration Rights Agreement.  The Holder hereof shall benefit
               -----------------------------
from the registration rights granted under the Registration Rights Agreement in accordance with the terms thereof.

          IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.

                              TELEMONDE, INC.


                              By: /s/ Adam Bishop
                                 ------------------------------------
                                 Name: Adam Bishop
                                      -------------------------------
                                 Title: President
                                       ------------------------------

Acknowledged and Agreed:

COMMUNICATIONS COLLATERAL LIMITED


By: /s/ Thomas Huser
   ----------------------------------
   Name: Thomas Huser
        -----------------------------
   Title: Attorney-in-Fact
         ----------------------------

                                   Exhibit A
                                   ---------

                              SUBSCRIPTION NOTICE

                   (To be executed upon exercise of Warrant)


To:  Telemonde, Inc.

          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, ___________ Shares, as provided for therein, and tenders herewith payment of the Exercise Price in immediately available funds.

          Please issue a certificate or certificates for such Shares in the following name or names and denominations:



          If said number of Shares shall not be all the Shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such Shares less any fraction of a Share paid in cash.

Dated:

                              [THE HOLDER]


                              By:
                                 -------------------------------
                                 Name:
                                      --------------------------
                                 Title:
                                       -------------------------